Exhibit 10.2

ATMOS ENERGY CORPORATION

TXU Gas Company
1601 Bryan Street
Dallas, Texas 75201
ATTN: Treasurer

GUARANTY

     WHEREAS, TXU GAS COMPANY, a Texas Corporation (“TXU Gas”) and LSG Acquisition Corporation, a Texas Corporation (“LSG”), are parties to that certain Agreement and Plan of Merger dated as of June 17, 2004 (the “Agreement”); and

     WHEREAS, the execution and delivery of this Guaranty is required by the Agreement and the transactions contemplated by the Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Atmos Energy Corporation, a Texas and Virginia corporation (the “Guarantor”) hereby irrevocably and unconditionally guarantees to TXU Gas, as primary obligor and not merely as surety, the full and prompt payment and performance of the Guaranteed Obligations (hereinafter defined) upon the following terms:

     1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The term “Guaranteed Obligations,” as used herein, means (i) all obligations (“Obligations”) of LSG to TXU Gas now existing or hereafter arising in connection with the Agreement, including, without limitation, any payment required to be paid by LSG pursuant to Section 10.02(b) of the Agreement, (ii) interest, if any, on such Obligations, and (iii) any and all expenses (including reasonable attorneys’ fees) reasonably incurred by TXU Gas or TXU Corp., a Texas corporation (“TXU Parent”) in enforcing TXU Gas’ rights under this Guaranty.

     2. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of full and prompt payment and performance and not a guaranty of collection, and the Guarantor shall remain liable on its indebtedness, liabilities and obligations hereunder until the payment and performance in full of the Guaranteed Obligations. No set-off, counterclaim, recoupment, reduction or diminution of any indebtedness, liability or obligation, or any defense of any kind or nature which LSG or its Affiliates may have against TXU Gas, TXU Parent or any other party, shall, to the extent permitted by applicable law, be available to, or asserted by, the Guarantor against TXU Gas.

     3. The liability of the Guarantor under this Guaranty shall be unconditional irrespective of:

          (a) any lack of enforceability of any Guaranteed Obligations or consummation of the transactions contemplated under the Agreement, including any defense based upon or arising by reason of any lack of authority of any officer, director or any other person acting or purporting to act on the behalf of LSG;

          (b) any change of the time, manner or place of payment, or any other term, of any Obligations;

          (c) any law, regulation or order of any jurisdiction affecting any term of any Obligations or TXU Gas’ rights with respect thereto;

          (d) the insolvency, receivership, reorganization or bankruptcy of LSG;

          (e) the merger or consolidation of LSG with or into another entity (including, without limitation, the Guarantor, the loss of LSG’s separate legal identity or the cessation of LSG’s existence;

          (f) any disability of LSG, or the dissolution, insolvency or bankruptcy of LSG, the Guarantor or any other party at any time liable for the payment of any or all of the Guaranteed Obligations;

          (g) any renewal, extension, modification, waiver, amendment or rearrangement of any or all of the Guaranteed Obligations or any instrument, document or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Obligations;

          (h) any adjustment, indulgence, forbearance, waiver or compromise that may be granted or given by TXU Gas, the Guarantor or any other party ever liable for any or all of the Guaranteed Obligations;

          (i) any neglect, delay, omission, failure or refusal of TXU Gas to enforce such performance by LSG or to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Obligations;

          (j) any payment by LSG to TXU Gas is held to constitute a preference or fraudulent transfer or conveyance under any applicable bankruptcy or insolvency law or if for any other reason LSG is required to refund any payment or pay the amount thereof to someone else;

          (k) the settlement or compromise of any of the Guaranteed

Obligations;

          (l) the non-perfection of any security interest or lien securing any or all of the Guaranteed Obligations;

          (m) any change in the corporate or other entity existence, structure or ownership of LSG; or

          (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, LSG or the Guarantor (other than a defense of payment or performance or a defense expressly provided in the Agreement).

This guarantee shall be effective or be reinstated, as the case may be, if at any time any payment or performance of the obligations under this Guaranty is rescinded or must otherwise be returned by TXU Gas upon the insolvency, bankruptcy or reorganization of LSG or Guarantor or otherwise.

Upon indefeasible payment or performance in full of the Guaranteed Obligations owing to TXU Gas, Guarantor shall be subrogated to the rights of TXU Gas against LSG, and TXU Gas agrees to take such steps as Guarantor may reasonably request to implement such subrogation. However, Guarantor may not exercise any right of subrogation until the Guaranteed Obligations are paid in full.

     4. No failure or delay on the part of TXU Gas to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by TXU Gas of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to TXU Gas or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by TXU Gas from time to time and at any time.

     5. All notices or other communications given or required to be given hereunder shall be in writing at the addresses below either by certified mail with return receipt requested, in person, or by overnight courier service, each of which shall be effective upon receipt.

     The Guarantor’s address for notices is as follows:

Atmos Energy Corporation
Three Lincoln Centre, Suite 1800
Dallas, Texas 75240
ATTN: J. Patrick Reddy

     TXU Gas’ address for notices is as follows:

TXU Gas Company
1601 Bryan Street
Dallas, Texas 75201
ATTN: Treasurer

     Guarantor and TXU Gas may change its address for notices by giving notice to the other party in accordance with the provisions stated above.

     6. Guarantor represents and warrants that:

          (a) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas and the Commonwealth of Virginia and has full power and authority to carry on the business in which it is engaged and to execute, deliver and perform this Guaranty;

          (b) it has the power and authority to execute, deliver and perform its Obligations under this Guaranty;

          (c) the execution, delivery, and performance of this Guaranty have been and remain duly and validly authorized by all necessary corporate action and do not conflict or result in a violation or breach of the articles of incorporation or by-laws of Guarantor;

          (d) this Guaranty and the Obligations constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity);

          (e) except as otherwise provided in the Agreement, none of the execution and delivery of this Guaranty or the Agreement by LSG, or the consummation of the transactions contemplated hereby or thereby will violate or conflict with, or result in the acceleration of rights, benefits or payments under:

     (i) any provision of Guarantor’s constituent documents;

     (ii) any statute, law, regulation or governmental order to which Guarantor or the assets and properties of any thereof are bound or subject;

     (iii) any commitment to which Guarantor is a party or by which it or any of its properties may be bound or subject; and

     (iv) any agreement, contract or commitment of Guarantor to which it is a party or by which it or any of its properties may be bound or subject.

     7. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by TXU Gas.

     8. This Guaranty is for the benefit of TXU Gas and its successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, and the rights and benefits hereunder, may be transferred by TXU Gas. This Guaranty is binding not only on the Guarantor, but on the Guarantor’s successors and assigns. The Guarantor may not assign its rights, interest or obligations hereunder to any other person without the prior written consent of TXU Gas, which consent shall not be unreasonably withheld or delayed, of TXU Gas, and any purported assignment absent such consent is void.

     9. The Guarantor recognizes that TXU Gas is relying upon this Guaranty and the undertakings of the Guarantor hereunder in agreeing to the terms of the Merger and further recognizes that the execution and delivery of this Guaranty is a material inducement to TXU Gas in entering into the Agreement. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     10. The Guarantor shall pay on demand all reasonable attorneys’ fees and all other reasonable costs and expenses incurred by TXU Gas or TXU Parent in connection with the enforcement or collection of this Guaranty.

     11. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Obligations, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by LSG of additional obligations and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty.

     12. The Guarantor agrees that TXU Gas may exercise, or fail or refuse to exercise, any and all rights and remedies granted to any of them under the Agreement without affecting the validity or enforceability of this Guaranty. The Guarantor hereby waives the right to require TXU Gas to proceed against LSG on the Guaranteed Obligations.

     13. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF THE GUARANTOR AND TXU GAS WITH RESPECT TO THE GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERCEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDING, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY THE GUARANTOR AND TXU GAS AS A FINAL AND COMPLETE

EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING BETWEEN OR AMONG THE GUARANTOR AND TXU GAS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG (A) THE GUARANTOR AND (B) TXU GAS.

     14. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. VENUE FOR ANY ACTION ARISING FROM THIS AGREEMENT IS PROPER ONLY IF FILED IN DALLAS COUNTY, TEXAS. EACH PARTY SUBMITS TO THE JURISDICTION OF COURTS IN DALLAS COUNTY, TEXAS, WITHOUT WAIVING THE RIGHT TO REMOVE TO FEDERAL COURT IN DALLAS COUNTY IF REMOVAL IS OTHERWISE PROPER.

     IN WITNESS WHEREOF, the Guarantor has caused two duly authorized representatives to execute and deliver this Guaranty.

GUARANTOR: Atmos Energy Corporation
By:	/s/ J. PATRICK REDDY
	Name:	J. Patrick Reddy
	Title:	Senior Vice President & Chief Financial Officer

88826.000216 DALLAS 111598v9